Exhibit 10.4

Registration Rights Agreement

Dated As of July 21, 2017

between

Pernix Therapeutics Holdings, Inc.,

Pernix Ireland Pain Limited

and

1992 MSF International Ltd.,

1992 Tactical Credit Master Fund, L.P.

REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is made and entered into as of July 21, 2017 by and among Pernix Therapeutics Holdings, Inc., a Maryland corporation (“Pernix”), the Issuer (as defined below) and 1992 MSF International Ltd., a company organized under the laws of the Cayman Islands, and 1992 Tactical Credit Master Fund, L.P., a company organized under the laws of the Cayman Islands (the “Initial Holders”).

This Agreement is made in connection with the Exchange Agreement, dated as of July 20, 2017, by and among Pernix, Pernix Ireland Pain Limited, a company organized under the laws of Ireland (the “Issuer”), the Guarantors party thereto (the “Guarantors”) and the Initial Holders, which provide for, among other things, the issuance by the Issuer to the Initial Holders of (i) an aggregate of $35.0 million aggregate principal amount of new 4.25%/5.25% Exchangeable Senior PIK Toggle Notes due 2022 (the “Notes”) in exchange for $50.0 million aggregate principal amount of convertible notes of Pernix held by the Initial Holders, and (ii) 1,100,498 million shares (the “Exchange Shares”) of Pernix’s common stock, par value $0.01 (the “Common Stock”).

The Notes are issued under an indenture (the “Indenture”), dated as of the date hereof between the Issuer, the Guarantors and Wilmington Trust, National Association, as trustee (the “Trustee”). References to the “Securities” shall mean, collectively, any shares of Common Stock issued upon exchange of the Notes pursuant to the terms thereof (the “Underlying Shares”) and the Exchange Shares. The execution and delivery of this Agreement is a condition to the Initial Holders’ obligations under the Exchange Agreement.

In consideration of the foregoing, the parties hereto agree as follows:

Article 1
Definitions

Section 1.01. Definitions. As used in this Agreement, the following capitalized defined terms shall have the following meanings:

“1933 Act” shall mean the Securities Act of 1933, as amended from time to time.

“1934 Act” shall mean the Securities Exchange Act of 1934, as amended from time to time.

“Accreted Principal Amount” shall have the meaning set forth in the Indenture.

“Additional Interest” means all amounts of additional interest, if any, payable under Section 2.04(a) or (b).

“Business Days” means each Monday, Tuesday, Wednesday, Thursday and Friday that is neither a legal holiday nor a day on which banking institutions or trust companies are authorized or obligated by law to close.

“Closing Date” shall have the meaning set forth in the Exchange Agreement.

“Common Stock” shall have the meaning specified in the preamble.

“Depositary” shall mean The Depository Trust Company, or any other depositary appointed by Pernix, provided, however, that such depositary must have an address in the Borough of Manhattan, in The City of New York.

“Effectiveness Period” shall have the meaning set forth in Section 2.01(b).

“Event Date” shall have the meaning set forth in Section 2.04(c).

“Exchange Agreement” shall have the meaning set forth in the preamble.

“Exchange Price” shall have the meaning set forth in the Indenture.

“Free Writing Prospectus” shall mean an issuer free writing prospectus, as defined in Rule 433 under the 1933 Act, relating to an offering Registrable Securities.

“Holder” shall mean the Initial Holders and each Person who becomes the beneficial owner of any Underlying Shares, in each case for so long as such Person owns any Notes or Registrable Securities.

“Issuer” shall have the meaning set forth in the preamble.

“Indenture” shall have the meaning set forth in the preamble.

“Initial Holders” shall have the meaning set forth in the preamble.

“Initial Shelf Registration Statement” shall have the meaning specified in Section 2(a) hereof.

“Notes” shall have the meaning set forth in the preamble.

“Notice and Questionnaire” shall mean a written notice delivered to Pernix containing substantially the information called for by the Selling Securityholder Notice and Questionnaire attached as Annex A hereto.

“Pernix” shall have the meaning set forth in the preamble.

“Person” shall mean an individual, partnership (general or limited), corporation, limited liability company, trust or unincorporated organization, or a government or agency or political subdivision thereof.

“Prospectus” shall mean the prospectus included in a Registration Statement, including any preliminary prospectus, and any such prospectus as amended or supplemented by any prospectus supplement, including any such prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by the Shelf Registration Statement, and by all other amendments and supplements to a prospectus, including post-effective amendments, and in each case including all material incorporated by reference therein.

“Registrable Securities” shall mean the Securities and any securities into or for which such securities have been converted or exchanged, and any security issued with respect thereto upon any stock dividend, split or similar event; provided, however, that Securities shall cease to be Registrable Securities when (i) the Shelf Registration Statement with respect to such Securities shall have been declared effective under the 1933 Act and such Securities shall have been disposed of pursuant to such Shelf Registration Statement, (ii) such Securities shall have ceased to be outstanding and no Notes are remaining outstanding.

“Registration Expenses” shall mean any and all expenses incident to or incurred in connection with the performance by Pernix of, or compliance by Pernix with, this Agreement, including without limitation: (i) all SEC, stock exchange or Financial Industry Regulatory Authority (“FINRA”) registration and filing fees, (ii) all fees and expenses incurred in connection with compliance with state securities or blue sky laws and compliance with the rules of FINRA (including reasonable fees and disbursements of counsel for any Holders in connection with blue sky qualification of any of the Registrable Securities and any filings with FINRA), (iii) all expenses of any Persons in preparing or assisting in preparing, word processing, printing and distributing any Registration Statement, any Prospectus, any Free Writing Prospectus, any amendments or supplements thereto, securities sales agreements and other documents relating to the performance of and compliance with this Agreement, (iv) all fees and expenses incurred in connection with the listing, if any, of any of the Registrable Securities on any securities exchange or exchanges or quotation of the Registrable Securities on any inter-dealer quotation system, (v) the fees and disbursements of counsel for Pernix and of the independent certified public accountants of Pernix, including the expenses of any special audits or “cold comfort” letters required by or incident to such performance and compliance, (vi) the fees and expenses of the Trustee, and any escrow agent or custodian, (vii) in the case of the Shelf Registration Statement, the reasonable fees and disbursements of one special counsel (and any reasonably requested local counsel) representing the Holders

(which counsel shall be elected by the Holders), and (viii) the reasonable fees and disbursements of legal counsel representing Pernix in connection with any Registration Statement and any registered offering of the Registrable Securities, in each case excluding underwriting discounts and commissions and transfer taxes, if any, relating to the sale or disposition of Registrable Securities by a Holder.

“Registration Statement” shall mean any registration statement of Pernix filed with, or to be filed with, the SEC under the rules and regulations promulgated under the 1933 Act, that covers any of the Registrable Securities pursuant to the provisions of this Agreement, and all amendments and supplements to any such Registration Statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

“SEC” shall mean the Securities and Exchange Commission or any successor agency or government body performing the functions currently performed by the United States Securities and Exchange Commission.

“Shelf Registration” shall mean a registration effected pursuant to Section 2.01 hereof.

“Shelf Registration Statement” shall mean the Initial Shelf Registration Statement and any Subsequent Shelf Registration Statement.

“Subsequent Shelf Registration Statement” shall have the meaning specified in Section 2(c) hereof.

“Trustee” shall mean the trustee with respect to the Notes under the Indenture.

Article 2
Registration Under the 1933 Act

Section 2.01. Shelf Registration. (a) If at any time (i) any Registrable Securities are outstanding, and (ii) any Holder determines on the advice of counsel that any Registrable Securities held by such Holder are not freely tradeable under Rule 144 under the 1933 Act, then such Holder may make a written request to Pernix for a Shelf Registration (a “Request”). Upon receipt of any Request, Pernix shall, at Pernix’s cost, (i) file with the SEC not later than 10 Business Days after the date of such Request, a “shelf” registration statement on Form S-3 which covers all of the Registrable Securities on an appropriate form under Rule 415 under the 1933 Act, or any similar rule that may be adopted by the SEC, and all amendments and supplements to such registration statement, including post-effective amendments, including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein relating to the offer and sale of the Registrable Securities by the Holders from time to time

(the “Initial Shelf Registration Statement”), and (ii) thereafter shall use its reasonable efforts to cause the Initial Shelf Registration Statement to be declared effective under the 1933 Act as soon as practicable after the date of such Request, and not later than 75 days after the date of such Request.

(b)            Pernix shall use its reasonable efforts to cause the effectiveness of each Shelf Registration Statement and keep the Initial Shelf Registration Statement (or any Subsequent Shelf Registration Statement) continuously effective in order to permit the Prospectus forming part thereof to be usable by Holders until all Registrable Securities have been sold pursuant to a Shelf Registration Statement or cease to be outstanding or otherwise to be Registrable Securities (the “Effectiveness Period”); provided, however, that Registrable Securities will be deemed to be outstanding so long as any of the Notes are outstanding; provided, further, that no Holder shall be entitled to have the Registrable Securities held by it covered by a Shelf Registration Statement unless such Holder shall have provided a Notice and Questionnaire in accordance with Section 2(d) and is in compliance with Section 4. From and after the date hereof, Pernix will not grant any existing or future holders of Pernix’s securities the right to include any securities in any Shelf Registration Statement.

(c)            If any Shelf Registration Statement ceases to be effective for any reason at any time during the Effectiveness Period, Pernix shall use its reasonable best efforts to promptly cause such Shelf Registration Statement to again become effective under the 1933 Act (including obtaining the prompt withdrawal of any order suspending the effectiveness of such Shelf Registration Statement), and shall use its reasonable best efforts to promptly amend such Shelf Registration Statement in a manner reasonably expected to result in the withdrawal of any order suspending the effectiveness of such Shelf Registration Statement or file an additional registration statement (a “Subsequent Shelf Registration Statement”) for an offering to be made on a delayed or continuous basis pursuant to Rule 415 of the 1933 Act registering the resale from time to time by the Holders of all Registrable Securities as of the time of such filing. If a Subsequent Shelf Registration Statement is filed, Pernix shall use its reasonable best efforts to (i) cause such Subsequent Shelf Registration Statement to become effective under the 1933 Act as promptly as is reasonably practicable after the filing thereof and (ii) keep such Subsequent Shelf Registration Statement continuously effective and usable until the end of the Effectiveness Period. Any such Subsequent Shelf Registration Statement shall be a registration statement on Form S-3 to the extent that Pernix is eligible to use such form. Otherwise, such Subsequent Shelf Registration Statement shall be on another appropriate form and shall provide for the registration of such Registrable Securities for resale by the Holders in accordance with any reasonable method of distribution elected by the Holders.

(d)            Notwithstanding any other provisions hereof, Pernix shall use its reasonable efforts to ensure that (i) the Shelf Registration Statement and any amendment thereto and any Prospectus forming part thereof (and any supplement thereto) and any Free Writing Prospectus (and any supplement thereto) complies in all material respects with the 1933 Act and the rules and regulations thereunder, (ii) the Shelf Registration Statement and any amendment thereto does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (iii) any Prospectus forming part of the Shelf Registration Statement, any Free Writing Prospectus and any supplement to such Prospectus or Free Writing Prospectus (in each case as amended or supplemented from time to time), does not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements, in light of the circumstances under which they were made, not misleading.

(e)            Pernix agrees, if necessary, to supplement or amend the Shelf Registration Statement, as required by Section 3.01(b) below, and to furnish to the Holders copies of any such supplement or amendment promptly after its being used or filed with the SEC.

(f)            Each Holder (other than the Initial Holders and their affiliates) wishing to sell Registrable Securities pursuant to a Shelf Registration Statement and related Prospectus agrees to deliver a Notice and Questionnaire to Pernix at least five (5) Business Days prior to any intended distribution of Registrable Securities under a Shelf Registration Statement. From and after the date the Initial Shelf Registration Statement is declared effective, Pernix shall, as promptly as is practicable after the date a Notice and Questionnaire is delivered, and in any event within five (5) Business Days after such date, (i) if required by applicable law, file with the SEC a post-effective amendment to the Shelf Registration Statement or prepare and, if required by applicable law, file a supplement to the related Prospectus or a supplement or amendment to any document incorporated therein by reference or file any other required document so that the Holder delivering such Notice and Questionnaire is named as a selling security holder in the Shelf Registration Statement and the related Prospectus in such a manner as to permit such Holder to deliver such Prospectus to purchasers of the Registrable Securities in accordance with applicable law and, if Pernix shall file a post-effective amendment to the Shelf Registration Statement, use its reasonable best efforts to cause such post-effective amendment to be declared effective under the 1933 Act as promptly as is practicable, but in any event by the date that is forty-five (45) days after the date such post-effective amendment is required by this clause to be filed; (ii) provide such Holder copies of any documents filed pursuant to Section 2.01(f)(i); and (iii) notify such Holder as promptly as practicable after the effectiveness under the 1933 Act of any post-effective amendment filed pursuant to Section 2.01(f)(i); provided, that if under applicable law Pernix has more than one option as to the type or manner of making any such filing, it will make the required filing or filings in the manner or of a type that is reasonably expected to result in the earliest availability of the Prospectus for effecting resales of Registrable Securities.

Section 2.02. Expenses. Pernix shall pay all Registration Expenses in connection with the registration pursuant to Section 2.01. Each Holder shall pay all underwriting discounts and commissions and transfer taxes, if any, relating to the sale or disposition of such Holder’s Registrable Securities pursuant to the Shelf Registration Statement.

Section 2.03. Effectiveness. The Shelf Registration Statement pursuant to Section 2.01 hereof will not be deemed to have become effective unless it has been declared effective by the SEC; provided, however, that if, after it has been declared effective, the offering of Registrable Securities pursuant to the Shelf Registration Statement is interfered with by any stop order, injunction or other order or requirement of the SEC or any other governmental agency or court, such Registration Statement will be deemed not to have become effective during the period of such interference, until the offering of Registrable Securities pursuant to such Registration Statement may legally resume.

Section 2.04. Additional Interest. (a) If either (i) the Shelf Registration Statement relating to the offer and sale of the Registrable Securities by the Holders from time to time is not filed with the SEC on or prior to the date that is 10 Business Days after the date of a Request pursuant to Section 2.01(a), or (ii) the Shelf Registration Statement relating to the offer and sale of the Registrable Securities by the Holders has not been declared effective on or prior to the date that is 75 days after the date of such Request (each such event referred to in clauses (i) and (ii) above, a “Registration Default”), then additional interest shall accrue on the Accreted Principal Amount of the Notes at the rate of (A) 0.25% per annum for each day during the 90-day period beginning on, and including, the date such Registration Default occurs and on which any Registration Default is continuing, and (B) 0.50% per annum for each day thereafter on which any Registration Default is continuing; provided, that all such additional interest shall be payable in cash only. Following the cure of all Registration Defaults the accrual of Additional Interest will cease and the interest rate will revert to the original rate. Pernix will not be obligated to pay Additional Interest in respect of more than one Registration Default at a time.

(b)            If the Shelf Registration Statement is unusable by the Holders for any reason, and the aggregate number of days in any consecutive twelve-month period for which the Shelf Registration Statement shall not be usable exceeds 45 days in the aggregate, then additional interest shall accrue on the Accreted Principal Amount of the Notes at the rate of (i) 0.25% per annum for each day during the 90-day period beginning on, and including, the 45th day after the date such Shelf Registration Statement first ceases to be usable in such twelve-month period and on which such Shelf Registration Statement shall not be usable, and (ii) 0.50% per annum for each day thereafter on which such Shelf Registration Statement shall not be usable; provided, that all such additional interest shall be payable in cash only. Upon the Shelf Registration Statement once again becoming usable, the interest rate borne by the Notes will be reduced to the original interest rate if Pernix is otherwise in compliance with this Agreement at such time. Additional Interest shall be computed based on the actual number of days for which the Shelf Registration Statement is unusable.

(c)            Pernix shall notify the Trustee and the Holders within three business days after each and every date (an “Event Date”) for which Additional Interest is payable. Additional Interest shall be payable pursuant to the Indenture in the same manner as regular interest on the Notes and shall be computed on the basis of a 360-day year comprised of twelve 30-day months

Article 3
Registration Procedures

Section 3.01. Registration Procedures. In connection with the obligations of Pernix with respect to the Shelf Registration Statement pursuant to Section 2.01 hereof, Pernix shall:

(a)            prepare and file with the SEC the Shelf Registration Statement, including or incorporating by reference all exhibits and financial statements required under the 1933 Act to be filed or incorporated by reference therewith, within the relevant time period specified in Article 2, on the appropriate form under the 1933 Act, and (i) shall be available for the sale of the Registrable Securities by the Holders thereof, (ii) shall comply as to form in all material respects with the requirements of the applicable form and include or incorporate by reference all financial statements required by the SEC to be filed therewith or incorporated by reference therein, and (iii) shall comply in all respects with the requirements of Regulation S-T under the 1933 Act, and use its commercially reasonable efforts to cause such Registration Statement to become effective and remain effective in accordance with Article 2 hereof;

(b)            prepare and file with the SEC such pre- and post-effective amendments to the Shelf Registration Statement as may be (a) reasonably requested by a Holder, or (b) necessary under applicable law to keep such Shelf Registration Statement effective for the applicable period in accordance with Article 2 hereof, and cause each Prospectus to be supplemented by any required prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 (or any similar provision then in force) under the 1933 Act and comply with the provisions of the 1933 Act, the 1934 Act and the rules and regulations thereunder applicable to them with respect to the disposition of all securities covered by each Registration Statement during the applicable period;

(c)            (i) furnish to each Holder without charge, as many copies of each Prospectus, including each preliminary Prospectus and any amendment or supplement thereto, any Free Writing Prospectus and any amendment or supplement thereto and such other documents as such Holder may reasonably request, including financial statements and schedules and, if such Holder so requests, all exhibits, in order to facilitate the public sale or other disposition of the Registrable Securities (for the avoidance of doubt, any such supplement or amendment electronically filed with the SEC on the EDGAR system shall be deemed furnished to the Holders); and (ii) hereby consent to the use of the Prospectus or any amendment or supplement thereto and any Free Writing Prospectus or any amendment or supplement thereto by each of the Holders in accordance with applicable law in connection with the offering and sale of the Registrable Securities covered by the applicable Prospectus or any amendment or supplement thereto;

(d)            use its best efforts to register or qualify the Registrable Securities under all applicable state securities or “blue sky” laws of such jurisdictions as any Holder shall reasonably request by the time the Shelf Registration Statement is declared effective by the SEC, and do any and all other acts and things which may be reasonably necessary or advisable to enable such Holder to consummate the disposition in each such jurisdiction of such Registrable Securities owned by such Holder; provided, however, that Pernix shall not be required to (i) qualify as a foreign corporation or as a dealer in securities in any jurisdiction where it is not then so qualified or would not otherwise be required to qualify but for this Section 3.01(d), or (ii) take any action which would subject it to general service of process or material taxation in any such jurisdiction where it is not then so subject;

(e)            notify promptly each Holder and, if requested by such Holder, confirm such advice in writing promptly (i) when the Shelf Registration Statement has become effective and when any post-effective amendments and supplements thereto become effective, (ii) of any written comments by the SEC or any request by the SEC or any state securities authority for post-effective amendments and supplements to the Shelf Registration Statement, Prospectus and any Free Writing Prospectus or for additional information after the Shelf Registration Statement has become effective, (iii) of the issuance by the SEC or any state securities authority of any stop order suspending the effectiveness of the Shelf Registration Statement or any order by the SEC or any other regulatory authority preventing or suspending the use of any preliminary or final Prospectus or the initiation or threatening of any proceeding for such purposes, (iv) of the happening of any event or the discovery of any facts during the period the Shelf Registration Statement is effective which makes any statement made in such Shelf Registration Statement or the related Prospectus or Free Writing Prospectus untrue in any material respect or which requires the making of any changes in such Shelf Registration Statement, Prospectus or Free Writing Prospectus in order to make the statements therein not misleading, (v) of the receipt by Pernix of any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, (vi) of any determination by Pernix that a post-effective amendment to such Shelf Registration Statement would be appropriate,

(vii) of the filing of any applicable Prospectus (or any amendment or supplement thereto) or any Free Writing Prospectus (or any amendment or supplement thereto), and (viii) if, at any time, the representations and warranties of Pernix in the Exchange Agreement or any applicable underwriting agreement cease to be true and correct in all material respects;

(f)            furnish counsel for the Holders copies of any comment letters received from the SEC or any other request by the SEC or any state securities authority for amendments or supplements to the Shelf Registration Statement, Prospectus or any Free Writing Prospectus or for additional information;

(g)            use its best efforts to prevent, or obtain the withdrawal of, any stop order or other order or notice preventing or suspending the effectiveness of the Shelf Registration Statement, any preliminary or final prospectus or any Free Writing Prospectus at the earliest possible moment;

(h)            furnish to the Holders without charge, at least one conformed copy (or one electronically reproducible conformed copy) of each Registration Statement and any post-effective amendment thereto, including financial statements and schedules (without documents incorporated therein by reference and all exhibits thereto, unless requested);

(i)            cooperate with the Holders to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any restrictive legends (or arrange for the book entry transfer of securities in the case of uncertificated securities); and enable such Registrable Securities to be in such denominations, if applicable, (consistent with the provisions of the Indenture) and registered in such names as the Holders may reasonably request at least two business days prior to the closing of any sale of Registrable Securities;

(j)            upon the occurrence of any event or the discovery of any facts, each as contemplated by Sections 3.01(e)(iv) and 3.01(e)(v) hereof, as promptly as practicable after the occurrence of such an event, use its reasonable efforts to prepare a supplement or post-effective amendment to the Shelf Registration Statement or the related Prospectus, Free Writing Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Securities, such Prospectus or Free Writing Prospectus will not contain at the time of such delivery any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading or will remain so qualified. At such time as such public disclosure is otherwise made or Pernix determine that such disclosure is not necessary, in each case to correct any misstatement of a material fact or to include any omitted material fact, Pernix agree as promptly as practicable to notify each Holder of such determination and to furnish to each

Holder such number of copies of the Prospectus or Free Writing Prospectus, as amended or supplemented, as such Holder may reasonably request;

(k)            a reasonable time prior to the filing of the Shelf Registration Statement, any Prospectus, any amendment to the Shelf Registration Statement or amendment or supplement to a Prospectus, Free Writing Prospectus or any document which is to be incorporated by reference into the Shelf Registration Statement, a Prospectus or a Free Writing Prospectus after initial filing of the Shelf Registration Statement, provide copies of such document to the Holders; and make representatives of Pernix, as shall be reasonably requested by the Holders, available for discussion of such document;

(l)            a reasonable time prior to filing the Shelf Registration Statement, any Prospectus forming a part thereof, any Free Writing Prospectus, any amendment to such Shelf Registration Statement or amendment or supplement to such Prospectus or Free Writing Prospectus, provide copies of such document to the Holders and to counsel for the Holders, make such changes in any such document prior to the filing thereof as the Holders and the counsel to the Holders reasonably request;

(m)            use its best efforts to cause all Registrable Securities that are Common Stock to be listed on any securities exchange on which Common Stock is then listed;

(n)            otherwise comply with all applicable rules and regulations of the SEC and make available to its security holders, as soon as reasonably practicable, an earning statement covering at least 12 months which shall satisfy the provisions of Section 11(a) of the 1933 Act and Rule 158 thereunder;

(o)            reasonably cooperate and assist in any filings required to be made with FINRA;

(p)       provide and cause to be maintained a transfer agent and registrar for all Registrable Securities covered by the applicable Registration Statement from and after a date no later than the effective date of such Registration Statement;

(r)       take all reasonable action to ensure that any Free Writing Prospectus utilized in connection with the disposition of any Registrable Securities complies win all material respects with the 1933 Act, is filed in accordance with the 1933 Act to the extent required thereby, is retained in accordance with the 1933 Act to the extent required thereby; and

(s)        take all such other reasonable actions as are necessary or advisable in order to expedite or facilitate the disposition of such Registrable Securities.

Pernix may (as a condition to the filing of the Shelf Registration) require each Holder to furnish to Pernix such information regarding the Holder (including, without limitation, a customary selling holder questionnaire) and the proposed distribution by such Holder of such Registrable Securities as Pernix may from time to time reasonably request in writing.

Each Holder agrees that, upon receipt of any notice from Pernix of the happening of any event or the discovery of any facts, each of the kind described in Section 3.01(e)(iv) hereof, such will forthwith discontinue disposition of Registrable Securities pursuant to the Shelf Registration Statement until such Holder’s receipt of the copies of the supplemented or amended Prospectus or Free Writing Prospectus contemplated by Section 3.01(j) hereof, and, if so directed by Pernix, such Holder will deliver to Pernix (at Pernix’s expense) all copies in such Holder’s possession, other than permanent file copies then in such Holder’s possession, of the Prospectus or Free Writing Prospectus covering such Registrable Securities current at the time of receipt of such notice. In the event Pernix shall give any such notice, the period during which the Registration Statement is required to be maintained effective shall be extended by the number of days during the period from and including the date of the giving of such notice to and including the date when each Holder either receives the copies of the supplemented or amended Prospectus or Free Writing Prospectus contemplated by Section 3.01(j) or is advised in writing by Pernix that the use of the Prospectus may be resumed.

In the event that Pernix fails to file the Shelf Registration Statement and maintain the effectiveness of the Shelf Registration Statement as provided herein, Pernix shall not file any Registration Statement with respect to any securities (within the meaning of Section 2(1) of the 1933 Act) of Pernix, other than Registrable Securities.

Article 4
Indemnification; Contribution

Section 4.01. Indemnification; Contribution. (a) Pernix agrees to indemnify and hold harmless each Holder (or certain funds and/or accounts for which a Holder or any of its affiliates acts as investment advisor), its affiliates, its manager and the directors, officers, employees and agents of such Holder, such manager and each Person who controls such Holder or such manager within the meaning of either Section 15 of the 1933 Act or Section 20 of the 1934 Act (each, a “Holder Indemnified Party”) as follows:

(i)            against any and all loss, liability, claim and damage as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement (or any amendment or supplement thereto) pursuant to which Registrable Securities were registered under the 1933 Act, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading, or arising out of any untrue statement or alleged untrue statement of a material fact contained in any Prospectus (or any amendment or supplement thereto) or Free Writing Prospectus (or any amendment or supplement thereto) or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

(ii)            against any and all loss, liability, claim and damage, as incurred, to the extent of the aggregate amount paid in settlement of any litigation or suit, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission; provided that (subject to Section 4.01(d) below) any such settlement is effected with the written consent of Pernix; and

(iii)            against any and all expense (including the reasonable fees and disbursements of one counsel chosen by any indemnified party), reasonably incurred in investigating, preparing or defending against any litigation or suit, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under subparagraph (i) or (ii) above;

provided, however, that this indemnity agreement shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to Pernix by any Holder expressly for use in the Shelf Registration Statement (or any amendment thereto), any Prospectus (or any amendment or supplement thereto) or any Free Writing Prospectus (or any amendment or supplement thereto). Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of any indemnified party and shall survive the transfer of such securities by such indemnified party.

(b)            The Holders severally and jointly agree to indemnify and hold harmless Pernix and its directors and officers, and each Person, if any, who controls Pernix within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act, against any and all loss, liability, claim, damage and expense described in the indemnity contained in Section 4.01(a) hereof, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Shelf Registration Statement (or any amendment thereto) or any Prospectus included therein (or any amendment or supplement thereto) or any Free Writing Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information with respect to the Holders furnished to Pernix by the Holders expressly for use in the Shelf Registration Statement (or any amendment thereto) or such Prospectus (or any amendment or supplement thereto) or such Free Writing Prospectus (or any amendment or supplement thereto) and has not been corrected in a subsequent writing prior to or concurrently with the sale of the Registrable Securities to the Person asserting the claim; provided, however, that no such Holder Indemnified Party shall be liable for any claims hereunder in excess of the amount of net proceeds received by such Holder Indemnified Party from the sale of Registrable Securities pursuant to such Shelf Registration Statement.

(c)            Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action or proceeding commenced against it in respect of which indemnity may be sought hereunder, but failure so to notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not actually and materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. An indemnifying party may participate at its own expense in the defense of such action; provided, however, that counsel to the indemnifying party shall not (except with the consent of the indemnified party) also be counsel to the indemnified party. The indemnifying party or parties will be liable for the reasonable fees and expenses of one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation or suit, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Article 4 (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

(d)            If at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for reasonable fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by Section 4.01(a)(ii) effected without its written consent if (i) such settlement is entered into more than 60 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 45 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.

(e)            If the indemnification provided for in this Article 4 is for any reason unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such indemnified party, as incurred, in such proportion as is appropriate to reflect the relative fault of Pernix on the one hand and the Holders on the other hand in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations; provided, however, that in no event shall any Holder Indemnified Party be liable for any claims hereunder in excess of the amount of net proceeds received by such Holder Indemnified Party from the sale of Registrable Securities pursuant to any Shelf Registration Statement filed pursuant to this Agreement.

The relative fault of Pernix on the one hand and the Holder Indemnified Parties on the other hand shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by Pernix or the Holder Indemnified Parties and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

Pernix and the Holders agree that it would not be just and equitable if contribution pursuant to this Article 4 were determined by pro rata allocation (even if the Holders were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Article 4. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Article 4 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation or suit, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission.

No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

For purposes of this Article 4, each Person, if any, who controls a Holder within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act

shall have the same rights to contribution as such Holder, and each director of an Issuer, and each Person, if any, who controls an Issuer within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as Pernix.

Article 5
Miscellaneous

Section 5.01. No Inconsistent Agreements. Pernix has not entered into, and Pernix will not after the date of this Agreement enter into, any agreement which is inconsistent with the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof. The rights granted to the Holders hereunder do not and will not for the term of this Agreement in any way conflict with the rights granted to the holders of Pernix’s other issued and outstanding securities under any such agreements.

Section 5.02. Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given unless Pernix has obtained the written consent of Holders holding a majority of the then outstanding Registrable Securities (with holders of Notes deemed to be the holders, for purposes of this Section, of the number of outstanding Underlying Shares into which such Notes are or would be exchangeable as of the date on which such consent is requested). Each Holder shall be bound by any such amendment, modification, supplement, waiver or consent effected pursuant to this Section 5.02, whether or not any notice, writing or marking indicating such amendment, modification, supplement, waiver or consent appears on the Registrable Securities or is delivered to such Holder.

Section 5.03. Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand delivery, registered first-class mail, telex, telecopier, or any courier guaranteeing overnight delivery (a) if to a Holder, at the most current address given by the Holder to Pernix by means of a notice given in accordance with the provisions of this Section 5.03, which address, in the case of the Initial Holders, initially is the address set forth in the Exchange Agreement; (b) if to any other Holder, at the most current address given by such Holder to Pernix by means of a notice given in accordance with the provisions of this Section 5.03; and (c) if to Pernix, at the address set forth in the Exchange Agreement, and thereafter at such other address of which notice is given in accordance with the provisions of this Section 5.03.

All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; two business days after being deposited in the mail, postage prepaid, if mailed; when answered back, if telexed; when receipt is acknowledged, if telecopied; and on the next business day if timely delivered to an air courier guaranteeing overnight delivery.

Copies of all such notices, demands, or other communications shall be concurrently delivered by the person giving the same to the Trustee under the Indenture, at the address specified in such Indenture.

Section 5.04. Successor and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors, assigns and transferees of each of the parties, including, without limitation and without the need for an express assignment, subsequent Holders. If any transferee of any Holder shall acquire Registrable Securities, in any manner, whether by operation of law or otherwise, such Registrable Securities shall be held subject to all of the terms of this Agreement, and by taking and holding such Registrable Securities such Person shall be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Agreement. The Initial Holders shall have no liability or obligation to Pernix or any of its Subsidiaries with respect to any failure by a other Holder to comply with, or any breach by any other Holder of, any of the obligations of such Holder under this Agreement.

Section 5.05. Specific Enforcement. Without limiting the remedies available to the Holders, Pernix acknowledges that any failure by Pernix to comply with its obligations under Sections 2.01 through 2.03 hereof may result in material irreparable injury to the Holders for which there is no adequate remedy at law, that it would not be possible to measure damages for such injuries precisely and that, in the event of any such failure, any Holder may obtain such relief as may be required to specifically enforce Pernix’s obligations under Sections 2.01 through 2.03 hereof.

Section 5.06. Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

Section 5.07. Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

Section 5.08. Governing Law. THIS AGREEMENT, AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS AGREEMENT, SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO THE PRINCIPLES OF CONFLICT OF LAWS THEREOF.

Section 5.09. Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

Pernix Therapeutics Holdings, Inc.

By:	/s/ K. R. Pina
Name: Kenneth R. Pina
Title: Corporate Secretary

Pernix Ireland Pain Limited

By:	/s/ John A. Sedor
Name: John A. Sedor
Title: Director

Confirmed and accepted as of the date first above written:

1992 MSF International Ltd. By: Highbridge Capital Management, LLC, as trading manager and not in its individual capacity
By:	/s/ Jonathan Segal
Name: Jonathan Segal
Title: Managing Director
By:	/s/ Jason Hempel
Name: Jason Hempel
Title: Managing Director

1992 Tactical Credit Master Fund, L.P. By: Highbridge Capital Management, LLC, as trading manager and not in its individual capacity
By:	/s/ Jonathan Segal
Name: Jonathan Segal
Title: Managing Director

By:	/s/ Jason Hempel
Name: Jason Hempel
Title: Managing Director

Annex A

Selling Securityholder Notice and Questionnaire

Pernix Therapeutics Holdings, Inc.

SELLING SECURITYHOLDER NOTICE AND QUESTIONNAIRE

The undersigned beneficial owner of common stock, par value $0.01 per share (the “Common Stock”), of Pernix Therapeutics Holdings, Inc., a Maryland corporation (the “Company”), (the “Registrable Securities”) understands that the Company has filed or intends to file with the Securities and Exchange Commission (the “Commission”) a registration statement (the “Registration Statement”) for the registration and resale under Rule 415 of the Securities Act of 1933, as amended (the “Securities Act”), of the Registrable Securities, in accordance with the terms of the Registration Rights Agreement, dated as of July 21, 2017 (the “Registration Rights Agreement”), among the Company, Pernix Ireland Pain Limited, a company organized under the laws of Ireland, and the Initial Holders named therein. A copy of the Registration Rights Agreement is available from the Company upon request at the address set forth below.

In order to have Registrable Securities included in the Registration Statement (or a supplement or amendment thereto), this Selling Securityholder Notice and Questionnaire (“Selling Securityholder Questionnaire”) must be completed, executed and delivered to the Company at the address set forth herein for receipt on or before the dates required in the Registration Rights Agreement. Record or beneficial owners of Registrable Securities who do not properly complete, execute and return this Selling Securityholder Questionnaire by such dates (i) will not be named as selling securityholders in the Registration Statement and (ii) may not use the Prospectus forming a part thereof for resales of Registrable Securities.

Certain legal consequences arise from being named as a selling securityholder in the Registration Statement and the related prospectus. Accordingly, holders and beneficial owners of Registrable Securities are advised to consult their own securities law counsel regarding the consequences of being named or not being named as a selling securityholder in the Registration Statement and the related prospectus.

NOTICE

The undersigned beneficial owner (the “Selling Securityholder”) of Registrable Securities hereby elects to include the Registrable Securities owned by it and listed below in Item 3 (unless otherwise specified under such Item 4) in the Registration Statement. The undersigned, by signing and returning this Selling Securityholder Questionnaire, agrees to be bound with respect to such Registrable Securities by the terms and conditions of this Selling Securityholder Questionnaire and the Registration Rights Agreement, as if the undersigned Selling Securityholder were an original party thereto.

QUESTIONNAIRE

Your signature at the end of this Questionnaire will constitute your consent to the use by the Company in the Registration Statement of the information contained in your answers. You understand that copies of this Questionnaire, as completed by you, and all further communications regarding the matters contemplated herein, will be relied upon by the Company and its counsel and other representatives in connection with the preparation of the Registration Statement.

If the space provided for your response is insufficient, please attach additional sheets.

Certain capitalized terms used in this Questionnaire have technical meanings that are defined in the Glossary at the end of this Questionnaire. You should read and understand these definitions before completing this Questionnaire.

The Selling Securityholder hereby provides the following information to the Company and represents and warrants that such information is accurate and complete:

1.       Name of Selling Securityholder:

(a)	Full legal name of Selling Securityholder:

(b)	Full legal name of DTC participant (if applicable and if not the same as (a) above) through which the shares of Common Stock listed in Item 3 are held:

2.       Address for Notices to Selling Securityholder:

(i)	If you are an Individual Selling Securityholder, please provide the following (if stock is held jointly, please provide for all owners):

Date of Birth:

Home Address:

Telephone:
Fax:
E-Mail:

(ii)	If you are an Entity Selling Securityholder, please provide:

State of Incorporation or Jurisdiction of Organization:

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Address:

Telephone:
Fax:
E-mail:

Name and Position of Authorized Signatory:

3.	Number of shares of Common Stock beneficially owned (as defined in Item (4)) by the Selling Securityholder: __________________________________

4.	Beneficial Ownership of Shares of Common Stock:

“Beneficial ownership” is determined according to rules promulgated by the SEC. Under these rules, a person is deemed to beneficially own a security if that person has or shares voting power or investment power with respect to that security, or has the right to acquire beneficial ownership of that security within 60 days, including through the exercise of any option or other right or the conversion of any other security. Securities “beneficially owned” by the Selling Securityholder include not only securities held in his, her or its name, but also securities held by others for his, her or its benefit (regardless of how they are registered). This includes securities held for the Selling Securityholder by custodians, brokers, relatives, executors, administrators or trustees (including trusts in which the person has only a remainder interest) if by reason of any contract, relationship, understanding or arrangement he, she or it obtains benefits substantially equivalent to those of ownership; securities held for the Selling Securityholder’s account by pledgees; securities owned by a partnership of which the Selling Securityholder is a partner; and securities owned by any corporation which the Selling Securityholder should regard as a personal holding corporation.

(a)       Please state the name of the person or entity who has voting or investment power over the shares of Common Stock that are currently held by the Selling Securityholder. Please describe who has or shares: (i) voting power, which includes the power to vote, or to direct the voting of, such security; and/or (ii) investment power, which includes the power to dispose, or to direct the disposition of, the shares of Common Stock currently held by the Selling Securityholder directly or indirectly, through any contract, arrangement, understanding or relationship.

3

(b)       Nature of Beneficial Ownership.

If the name of the beneficial owner of the shares of Common Stock set forth in your response to Item 4(a) above is that of a limited partnership, state the names of the general partners of such limited partnership:

(c)       With respect to each general partner listed in Item 4(b) above who is not a natural person, and is not publicly-held, name each shareholder (or holder of partnership interests, if applicable) of such general partner. If any of these named shareholders are not natural persons or publicly-held entities, please provide the same information. This process should be repeated until you reach natural persons or a publicly-held entity.

(d)       Name of your controlling shareholder(s) (the "Controlling Entity"). If the Controlling Entity is not a natural person and is not a publicly-held entity, name each shareholder of such Controlling Entity. If any of these named shareholders are not natural persons or publicly-held entities, please provide the same information. This process should be repeated until you reach natural persons or a publicly-held entity.

(i) Full legal name of Controlling Entity(ies) or natural person(s) who have sole or shared voting or dispositive power over the shares of Common Stock:

(ii)	Business address (including street address) (or residence if no business address), telephone number and facsimile number of such person(s):

Address:

Telephone No.:
Fax No.:

4

(iii) Name of shareholders:

5.	Beneficial Ownership of Other Securities of the Company:

Except as set forth below in this Item 5, the undersigned is not the beneficial or registered owner of any securities of the Company other than the shares of Common Stock listed above in Item (3) (“Other Securities”).

(a)	Type and amount of Other Securities beneficially owned by the Selling Securityholder:

(b)	CUSIP No(s). of such Other Securities beneficially owned:

6.	Relationship with the Company:

Except as set forth below, neither the undersigned nor any of its affiliates, officers, directors or principal equity holders (5% or more) has held any position or office or has had any other material relationship with the Company (or their predecessors or affiliates) during the past three years. For the purposes of this question, material relationship includes, within the past three years, service on the board of directors, entry into an employment agreement or entry into a consulting agreement.

State any exceptions here:

7.	Broker-Dealer Status and Affiliations:

The Commission requires that all Selling Securityholders that are registered broker-dealers or affiliates of registered broker-dealers be so identified in the Registration Statement. In addition, the Commission requires that all Selling Securityholders that are registered broker-dealers be named as underwriters in the Registration Statement and related prospectus, even if they did not receive the shares of Common Stock as compensation for underwriting activities.

(a)       Is the Selling Securityholder a registered broker-dealer?

__________________________________________________________________

(b)	If the answer to Item 7(a) is yes, did the Selling Securityholder acquire the shares of Common Stock as compensation for placement agent or investment banking services to the Company (if yes, please explain)?

5

__________________________________________________________________

__________________________________________________________________

__________________________________________________________________

(c)	If the answer to Item 7(a) is yes, did the Selling Securityholder acquire the shares of Common Stock for investment purposes (if you answered no to both Item 7(b) and this Item 7(c), please explain the Selling Securityholder’s reason for acquiring the shares of Common Stock)?

__________________________________________________________________

__________________________________________________________________

__________________________________________________________________

(d)	Is the Selling Securityholder an affiliate of a registered broker-dealer(s)? (For purposes of this response, an “affiliate” of, or person “affiliated” with, a specified person, is a person that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, the person specified.)

__________________________________________________________________

(e)	If the answer to Item 7(d) is yes, identify the registered broker-dealer(s) and describe the nature of the affiliation(s):

__________________________________________________________________

__________________________________________________________________

__________________________________________________________________

(f)	If the answer to Item 7(a) or 7(d) is yes, did the Selling Securityholder, at the time of purchase of the shares of Common Stock, have any agreements, understandings or arrangements, directly or indirectly, with any person to distribute the shares of Common Stock (if yes, please explain)?

__________________________________________________________________

__________________________________________________________________

__________________________________________________________________

6

CONCLUDING STATEMENT

I understand that this information may be used in connection with the Registration Statement.

I will promptly notify you of any changes in such information which may occur subsequent hereto and prior to the filing of the Registration Statement. I understand and agree that this Questionnaire, as completed by me, and my further communications regarding the matters contemplated herein, will be relied upon by the Company and its counsel and other representatives in connection with the preparation of the Registration Statement.

I understand that material misstatements or the omission of material facts in the Registration Statement may give rise to civil and criminal liabilities to the Company. I will notify you and the Company of any such misstatement of a material fact in the Registration Statement related to the information contained in this Questionnaire, and of the omission of any material fact necessary to make the statements contained therein not misleading, as soon as practicable after a copy of the Registration Statement has been provided to me.

IN WITNESS WHEREOF, the undersigned, by authority duly given, has caused this Questionnaire to be executed and delivered either in person or by its authorized agent.

Beneficial Owner

By:
Name:
Title:

Dated: ______________________

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Glossary

The following is a list of definitions of certain technical terms used in the Questionnaire:

An “affiliate” of, or a person “affiliated” with, a specified person is a person that directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with such person.

“Beneficial Owner” of a security includes any of the following persons:

(1)	any person who, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise, has or shares:

(a)	voting power with respect to such security, which includes the power to vote, or to direct the voting of, such security; or

(b)	investment power with respect to such security, which includes the power to dispose, or to direct the disposition of, such security;

(2)	any person who, directly or indirectly, creates or uses a trust, proxy, power of attorney, pooling arrangement or any other contract, arrangement or device with the purpose or effect of divesting such person of Beneficial Ownership of a security or preventing the vesting of such Beneficial Ownership as a part of a plan or scheme to evade the reporting requirements of Section 13(d) or 13(g) of the Securities Exchange Act of 1934; and

(3)	any person who has the right to acquire “Beneficial Ownership” (as defined by reference to paragraph (1) above) of a security within 60 days, including, but not limited to, any right to acquire such security (a) through the exercise of any option, warrant or right, (b) through the conversion of a security, (c) pursuant to the power to revoke a trust, discretionary account or similar arrangement, or (d) pursuant to the automatic termination of a trust, discretionary account or similar arrangement; provided, however, that any person who acquires a security or power specified in clauses (a), (b) or (c) above with the purpose or effect of changing or influencing the control of the issuer, or in connection with or as a participant in any transaction having such purpose or effect, immediately upon such acquisition shall be deemed to be the Beneficial Owner of the securities which may be acquired through the exercise or conversion of such security or power.

“Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a person, whether through the ownership of voting securities, by contract, or otherwise. The terms “controls,” “controlling” and “controlled” have correlative meanings.

“Person” refers both to natural persons as well as to business entities such as corporations, partnerships, associations, joint stock companies, business trusts and unincorporated organizations.